Exhibit 10.1

SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND

FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

This Second Amendment, Waiver and Consent to Credit Agreement; and First Amendment to Guarantee and Collateral Agreement (collectively, this “Second Amendment”), dated as of October 21, 2009, is by and among LKQ Corporation, a Delaware corporation (the “US Borrower”), LKQ Delaware LLP, a Delaware limited liability partnership having two Alberta unlimited liability companies as its partners (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), Lehman Commercial Paper Inc. (“LCPI”), as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Existing Administrative Agent”) and as Swing Line Lender under the Credit Agreement (in such capacity, the “Existing Swing Line Lender”), the undersigned Lenders party to the Credit Agreement and each of the undersigned Subsidiaries of the US Borrower (the “Subsidiary Guarantors” and, together with the Borrowers, the “Loan Parties”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, various lenders from time to time party thereto (the “Lenders”), Lehman Brothers Inc. and Deutsche Bank Securities Inc. (“DBSI”), as Arrangers, DBSI, as Syndication Agent, Deutsche Bank AG New York Branch (“DBNY”), as US Dual Currency RCF Agent, Deutsche Bank AG Canada Branch, as Canadian Agent, and the Existing Administrative Agent are party to a Credit Agreement, dated as of October 12, 2007 (as amended, supplemented and/or otherwise modified to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, on October 5, 2008, LCPI commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) and on such date, pursuant to section 362(a) of the Bankruptcy Code, an automatic stay went into effect that prohibits actions to interfere with, or obtain possession or control of, LCPI’s property or to collect or recover from LCPI any debts or claims that arose before such date;

WHEREAS, LCPI desires to resign from its capacities as the Administrative Agent and Swing Line Lender under the Loan Documents, and DBNY desires to be appointed as the successor Administrative Agent (in such capacity, the “Successor Administrative Agent”) under the Loan Documents, effective as of the Second Amendment Effective Date (as defined below), pursuant to a Resignation and Assignment Agreement, dated the date hereof, in the form of Exhibit A hereto (the “Resignation and Assignment Agreement”), among the Borrowers, the other Loan Parties, the Existing Administrative Agent and DBNY, as the Successor Administrative Agent;

WHEREAS, the Existing Administrative Agent and the Successor Administrative Agent request that the Required Lenders consent to such resignation and appointment and waive the provisions of Section 9.9 of the Credit Agreement requiring 10 days’ notice of the Existing Administrative Agent’s resignation;

WHEREAS, the Loan Parties have requested certain amendments to the Credit Agreement and the Guarantee and Collateral Agreement and certain waivers, consents and agreements with respect to the Credit Agreement, in each case as described herein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the consent of the Required Lenders and each US Dollar RCF Lender (in the case of the agreements set forth in paragraph 1 of Section II hereof) are required to effect the amendments, consents, waivers and other agreements set forth herein; and

WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend and enter into agreements with respect to certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement, and the Existing Administrative Agent and the Lenders wish to grant certain waivers and consents with respect to certain provisions of the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:

I. Consent and Waiver With Respect to Credit Agreement.

1. Waiver. Effective as of the Second Amendment Effective Date, the Required Lenders hereby waive the requirement in Section 9.9 of the Credit Agreement that the Lenders receive at least 10 days’ prior notice of the resignation of LCPI as the Administrative Agent.

2. Consent. Effective as of the Second Amendment Effective Date, the Required Lenders and the Borrowers, in accordance with Section 9.9 of the Credit Agreement, hereby (i) consent to the appointment of DBNY as the Successor Administrative Agent and (ii) consent to all of the terms of, and authorize the Existing Administrative Agent and the Successor Administrative Agent to enter into, the Resignation and Assignment Agreement.

II. Agreements with respect to US Dollar RCF Commitments and Related Obligations of LCPI and Availability of Swing Line Loans.

1. US Dollar RCF Commitment Termination of LCPI, Repayment of LCPI’s US Dollar RCF Loans, etc. Notwithstanding anything to the contrary contained in Section 2.9, 2.10, 2.11, 2.18 or 10.7 of the Credit Agreement (including any otherwise applicable notice or payment multiples requirements described therein), the Borrowers, LCPI, the Required Lenders and all of the US Dollar RCF Lenders hereby agree that (A) on the Second Amendment Effective Date, (i) the US Dollar RCF Commitment of LCPI shall terminate in its entirety and shall be permanently reduced to $0.00, (ii) the Total US Dollar RCF Commitments shall be reduced by the amount of the US Dollar RCF Commitment of LCPI so terminated and (iii) the US Dollar RCF Percentage of the US Dollar RCF Lenders shall be automatically adjusted to give effect to the termination of the US Dollar RCF Commitment of LCPI and the related reduction of the Total US Dollar RCF Commitments, (B) for purposes of calculating the commitment fee payable pursuant to Section 2.9(a) and any letter of credit fee accruing pursuant to Section 3.3(a) of the Credit Agreement since June 30, 2009, the US Dollar RCF Commitment of LCPI shall be deemed to have been terminated, and all US Dollar RCF Loans made by LCPI shall be deemed to have been repaid in full, on June 30, 2009, with the effect that the US Borrower shall have no obligation to pay LCPI (and LCPI shall not be entitled to) its US Dollar RCF Percentage of any such commitment fee or any letter of credit fee, in either case accruing since June 30, 2009 and (C) after giving effect to the foregoing transactions, (x) LCPI shall cease to constitute a “US Dollar RCF Lender” under the Credit Agreement; provided that LCPI, in its capacity as a US Dollar RCF Lender, shall remain entitled to its rights pursuant to indemnification provisions of the Loan Documents which by their terms would survive the repayments of the Loans and the termination of the Credit Agreement and (y) LCPI shall have no further obligation to fund any amount or extend any credit as a US Dollar RCF Lender under the Loan Documents.

2. No Right to Request Swing Line Loans. Notwithstanding anything to the contrary contained in Section 2.6 or 2.7 of the Credit Agreement, from and after the Second Amendment Effective Date, the US Borrower shall have no right to request or incur any Swing Line Loan.

III. Amendments to Credit Agreement.

As of the Second Amendment Effective Date, and subject to the satisfaction of the conditions set forth in Section V hereof:

1. The preamble to the Credit Agreement is hereby amended by (i) inserting the text “(“LCPI”)” immediately following the text “LEHMAN COMMERCIAL PAPER INC.” appearing therein, (ii) inserting the text “, together with any successor in such capacity” immediately prior to the text “, the “Administrative Agent” appearing therein and (iii) inserting the text (“DBNY”) immediately following the text “DEUTSCHE BANK AG NEW YORK BRANCH” appearing therein.

2. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in said Section in the appropriate alphabetical order:

“DBNY”: as defined in the preamble hereto.

“LCPI”: as defined in the preamble hereto.

“Resignation and Assignment Agreement”: that certain Resignation and Assignment Agreement, dated as of October     , 2009, among the Borrowers, the other Loan Parties, LCPI, as Existing Administrative Agent and Existing Swing Line Lender (as each such term is defined therein), and DBNY, as Successor Administrative Agent (as defined therein).

“Second Amendment” shall mean the Second Amendment, Waiver and Consent to Credit Agreement; and First Amendment to Guarantee and Collateral Agreement, dated as of October 21, 2009.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

3. The definition of “Administrative Agent” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the period (“.”) appearing at the end of said definition:

“; provided that, from and after the Second Amendment Effective Date, “Administrative Agent” means DBNY or any of its successors”.

4. The definition of “US Prime Rate” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“US Prime Rate” shall mean the rate which DBNY announces from time to time as its prime lending rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by DBNY, which may make commercial loans or other loans at rates of interest at, above or below the US Prime Rate.”.

5. The definition of “Loan Documents” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, the Resignation and Assignment Agreement” immediately following the text “Applications” appearing in said definition.

6. Section 2.10 of the Credit Agreement is hereby amended by (i) inserting the text “(a) Except as provided in clause (b) below,” immediately prior to the first sentence of said Section and (ii) inserting the following new clause (b) at the end of said Section:

“(b) On the Second Amendment Effective Date, (i) the US Dollar RCF Commitment of LCPI shall terminate in its entirety and shall be permanently reduced to $0.00 and (ii) the Total US Dollar RCF Commitments shall be reduced by the amount of the US Dollar Commitment of LCPI so terminated, in each case in accordance with the terms of Section II.1 of the Second Amendment.”

7. Section 9.9 of the Credit Agreement is hereby amended by inserting the text “and Section 10.5” immediately following the text “this Section 9” appearing in the final sentence of said Section.

8. Section 10.2 of the Credit Agreement is hereby amended by deleting the text appearing opposite the caption “The Administrative Agent:” in said Section in its entirety inserting the following text in lieu thereof:

“Deutsche Bank AG New York Branch

100 Plaza One, 8th Floor

New York, NY 10005

Jersey City, NJ 07311

Attention: Maxeen Jacques

Telecopy: (201) 593-2307

Telephone: (201) 593-2483”.

9. Exhibits B, E-1, E-2, G-1, G-2, G-4, G-5, G-6, G-7, I, K-1, K-2, M and N to the Credit Agreement are hereby amended by deleting each reference to “Lehman Commercial Paper Inc.” appearing therein and inserting the text “Deutsche Bank AG New York Branch” (or, in the case of any signature blocks thereto, “DEUTSCHE BANK AG NEW YORK BRANCH”) in lieu thereof.

IV. Amendments to Guarantee and Collateral Agreement.

As of the Second Amendment Effective Date:

1. The preamble to the Guarantee and Collateral Agreement is hereby amended by inserting the text “, together with any successor in such capacity” immediately prior to the text “, the “Administrative Agent” appearing therein.

2. Exhibits A, C-1, C-2, D, E and F to the Guarantee and Collateral Agreement are hereby amended by deleting each reference to “Lehman Commercial Paper Inc.” appearing therein and inserting the text “Deutsche Bank AG New York Branch” (or, in the case of any signature blocks thereto, “DEUTSCHE BANK AG NEW YORK BRANCH”) in lieu thereof.

V. Conditions to Effectiveness.

This Second Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied (which may be satisfied concurrently with the Second Amendment Effective Date):

1. Certain Documents. The Existing Administrative Agent shall have received each of the following, dated as of the Second Amendment Effective Date (unless otherwise agreed to by the Existing Administrative Agent), in form and substance satisfactory to the Existing Administrative Agent:

(i) this Second Amendment, duly executed by the Loan Parties, the Existing Administrative Agent, the Existing Swing Line Lender, the Required Lenders and each US Dollar RCF Lender;

(ii) the Resignation and Assignment Agreement, duly executed by the Loan Parties, the Existing Administrative Agent, the Existing Swing Line Lender and the Successor Administrative Agent, dated as of the date hereof, which shall have become effective in accordance with its terms; and

(iii) an opinion of Victor M. Casini, General Counsel of the Loan Parties, in form and substance reasonably satisfactory to the Existing Administrative Agent and the Successor Administrative Agent, addressed to the Existing Administrative Agent, the Successor Administrative Agent and the Lenders and addressing such matters relating to this Second Amendment and the Resignation and Assignment Agreement as any Lender through the Existing Administrative Agent may reasonably request.

2. US Dollar RCF Outstandings. On the Second Amendment Effective Date (both before and after giving effect thereto), no US Dollar RCF Loans, Swingline Loans or US Dollar RCF Payment Amounts shall be outstanding.

3. Costs and Expenses. As provided in Section 10.5 of the Credit Agreement, the Borrowers shall have reimbursed the Existing Administrative Agent for all reasonable fees, costs and out-of-pocket expenses due and payable by the Borrowers pursuant to the Loan Documents, including such costs and expenses (including reasonable attorneys’ fees) for advice, assistance, or other representation in connection with the preparation, execution and delivery of this Second Amendment and the Resignation and Assignment Agreement.

VI. Certain Covenants and Agreements.

1. The Borrowers hereby covenant and agree that after giving effect to this Second Amendment, the resignation of LCPI as the Existing Administrative Agent and as the Existing Swing Line Lender and the appointment of DBNY as the Successor Administrative Agent, the Borrower and its Subsidiaries shall comply in all respects with Section 6.13 of the Credit Agreement in accordance with the terms thereof.

VII. Miscellaneous Provisions.

1. Reaffirmation. Each Loan Party acknowledges and agrees that (i) all Obligations of the Borrowers shall continue to be fully guaranteed pursuant to the Guarantee and Collateral Agreement and (ii) all Obligations of the Loan Parties continue to be fully secured pursuant to the Security Documents.

2. Representations and Warranties. In order to induce the Lenders to enter into this Second Amendment, each Borrower hereby represents and warrants that:

(i) no Default or Event of Default exists as of the Second Amendment Effective Date, both immediately before and immediately after giving effect thereto;

(ii) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on the Second Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date);

(iii) the execution, delivery and performance by each Loan Party of this Second Amendment have been duly authorized by all requisite corporate or other action on the part of such Loan Party and will not violate any of the certificates or articles of incorporation, certificates of formation, limited liability company agreement or by-laws (or equivalent organizational documents) of such Loan Party; and

(iv) this Second Amendment has been duly executed and delivered by each Loan Party, and each of this Second Amendment and the Credit Agreement as amended or otherwise modified hereby constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors’ rights generally and by the application of general equitable principles (whether considered in proceedings at Law or in equity).

3. No Waiver. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

4. Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the US Borrower and the Existing Administrative Agent.

5 Limitation. Each party hereto hereby agrees that this Second Amendment (i) does not impose on the Existing Administrative Agent affirmative obligations or indemnities not already existing as of the date of its petition commencing its proceeding under chapter 11 of the Bankruptcy Code, and that could give rise to administrative expense claims, and (ii) is not inconsistent with the terms of the Credit Agreement.

6. Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7. References to Loan Documents. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement (or, in the case of the Credit Agreement, “this Agreement”) shall be deemed to be a reference to the Credit Agreement as modified hereby on the Second Amendment Effective Date pursuant to the terms of this Second Amendment.

8. Severability. The fact that any term or provision of this Second Amendment (or of the Credit Agreement, to the extent modified pursuant to this Second Amendment) is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

9. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

LKQ CORPORATION, as US Borrower

By:	/s/ MARK T. SPEARS
Name: Mark T. Spears Title: Executive Vice President

LKQ DELAWARE LLP, as Canadian Borrower

By:	/s/ MARK T. SPEARS
Name: Mark T. Spears Title: Vice President

Signature page to LKQ Second Amendment

LEHMAN COMMERCIAL PAPER INC., as Existing Administrative Agent, Existing Swing Line Lender and US Dollar RCF Lender

By:	/s/ FRANCIS J. CHANG
Name: Francis J. Chang Title: Authorized Signatory

LEHMAN BROTHERS COMMERCIAL BANK, as Initial US Term Loan Lender

By:	/s/ DARREN S. LANE
Name: Darren S. Lane Title: Operations Officer

Signature page to LKQ Second Amendment

DEUTSCHE BANK AG NEW YORK BRANCH, as US Dual Currency RCF Agent, US Dollar RCF Lender, Initial US Term Loan Lender and Dual Currency RCF Lender

By:	/s/ ERIN MORRISSEY
Name: Erin Morrissey Title: Vice President

By:	/s/ ENRIQUE LANDAETA
Name: Enrique Landaeta Title: Vice President

Signature page to LKQ Second Amendment

DEUTSCHE BANK AG CANADA BRANCH, as Canadian Agent and Canadian Term Loan Lender

By:	/s/ EITAN SZLAK
Name: Eitan Szlak Title: Vice President

By:	/s/ MARCELLUS LEUNG
Name: Marcellus Leung Title: Assistant Vice President

Signature page to LKQ Second Amendment

BANK OF AMERICA, N.A., as Documentation Agent and a Lender

By:	/s/ MEGAN COLLINS
Name: Megan Collins Title: Vice President

Signature page to LKQ Second Amendment

FIFTH THIRD BANK, as Documentation Agent and a Lender

By:	/s/ NEIL G. MESCH
Name: Neil G. Mesch Title: Vice President

Signature page to LKQ Second Amendment

NATIONAL CITY BANK, as Documentation Agent and a Lender

By:	/s/ JON HINARD
Name: Jon Hinard Title: Senior Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

LANDMARK III CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ JAMES BRAGG
Name: James Bragg
Title: Authorized Signatory

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

LANDMARK IV CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ JAMES BRAGG
Name: James Bragg
Title: Authorized Signatory

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

LANDMARK V CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ JAMES BRAGG
Name: James Bragg
Title: Authorized Signatory

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

LANDMARK VI CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ JAMES BRAGG
Name: James Bragg
Title: Authorized Signatory

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

LANDMARK VII CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ JAMES BRAGG
Name: James Bragg
Title: Authorized Signatory

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

LANDMARK VIII CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ JAMES BRAGG
Name: James Bragg
Title: Authorized Signatory

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

LANDMARK IX CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ JAMES BRAGG
Name: James Bragg
Title: Authorized Signatory

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

GREYROCK CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ JAMES BRAGG
Name: James Bragg
Title: Authorized Signatory

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:
The Governor and Company of the Bank of Ireland

By:	/s/ EDWARD A. BOYLE
Name: Edward A. Boyle
Title: Sr. VP

By:	/s/ RICARDO NUNES
Name: Ricardo Nunes
Title: Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

THE BANK OF NOVA SCOTIA

By:	/s/ J.F. TODD
Name: J.F. Todd
Title: Managing Director

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

BANK OF SCOTLAND PLC

By:	/s/ JULIA R. FRANKLIN
Name: Julia R. Franklin
Title: Assistant Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

Bank of Tokyo-Mitsubishi UFJ Trust Company

By:	/s/ CHARLES STEWART
Name: Charles Stewart
Title: Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

Barclays Bank PLC

By:	/s/ ALEX STROMBERG
Name: Alex Stromberg
Title:

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

Branch Banking & Trust Company

By:	/s/ RICHARD L. KEEVER JR.
Name: Richard L. Keever Jr.
Title: Senior Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

CIT BANK

By:	/s/ DANIEL BURNETT
Name: Daniel Burnett
Title: Authorized Signatory

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

ColumbusNova CLO Ltd. 2006-I

By:	/s/ ERIK NELSON
Name: Erik Nelson
Title: Associate

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

ColumbusNova CLO Ltd. 2006-II

By:	/s/ ERIK NELSON
Name: Erik Nelson
Title: Associate

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

ColumbusNova CLO Ltd. 2007-I

By:	/s/ ERIK NELSON
Name: Erik Nelson
Title: Associate

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ KELLI C. MARTI
Name: Kelli C. Marti
Title: Senior Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/ KELLI C. MARTI
Name: Kelli C. Marti
Title: Senior Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ KELLI C. MARTI
Name: Kelli C. Marti
Title: Senior Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD., or an affiliate

By:	/s/ KELLI C. MARTI
Name: Kelli C. Marti
Title: Senior Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

Blue Shield of California

By:	/s/ DAVID ARDINI

Name: David Ardini
Title: Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

ERSTE GROUP BANK AG

By:	/s/ BRANDON A. MEYERSON
Name: Brandon A. Meyerson
Title: Director

By:	/s/ BRYAN J. LYNCH
Name: Bryan J. Lynch
Title: Executive Director

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

Franklin CLO V, Limited

By:	/s/ DAVID ARDINI
Name: David Ardini
Title: Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

Franklin CLO VI, Limited

By:	/s/ DAVID ARDINI

Name: David Ardini
Title: Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ JAMES M. CUNNINGHAM

Name: James M. Cunningham
Title: Duly Authorized Signatory

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

GULF STREAM-COMPASS CLO 2003-I, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2004-I, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2005-I, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2005-II, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2007-I, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2007, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager ,
as a Lender

By: /s/ BARRY K. LOVE
Name: Barry K. Love
Title: Chief Credit Officer

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

HSBC BANK USA, NA

By:	/s/ KEITH J. CABLE
Name: Keith J. Cable
Title: Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

Bacchus (US) 2006-1, Ltd.

By:	/s/ DAVID SNYDER
Name: David Snyder
Title: President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

JPMorgan Chase Bank, N.A.

By:	/s/ DAVID J. RUDOLPH
Name: David J. Rudolph
Title: Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

KATONAH VIII CLO LTD.

By:	/s/ DANIEL GILLIGAN
Name: Daniel Gilligan
Title: Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

KATONAH IX CLO LTD.

By:	/s/ DANIEL GILLIGAN
Name: Daniel Gilligan
Title: Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

KATONAH X CLO LTD.

By:	/s/ DANIEL GILLIGAN
Name: Daniel Gilligan
Title: Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

NACM CLO I

By:	/s/ JOANNA WILLARS
Name: Joanna Willars
Title: Vice President, Authorized Signatory

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

RAYMOND JAMES BANK, FSB

By:	/s/ JAMES M. ARMSTRONG
Name: James M. Armstrong
Title: Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

RBS Citizens

By:	/s/ DAVID B. BEATTY
Name: David B. Beatty
Title: Vice President

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution: BAKER STREET FUNDING CLO 2005-I LTD., By: Seix Investment Advisors LLC, as Collateral Manager

BAKER STREET CLO II LTD., By: Seix Investment Advisors LLC, as Collateral Manager MOUNTAIN VIEW FUNDING CLO 2006-I, LTD., By: Seix Investment Advisors LLC, as Collateral Manager

MOUNTAIN VIEW CLO II LTD., By: Seix Investment Advisors LLC, as Collateral Manager MOUNTAIN VIEW CLO III LTD., By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ GEORGE GOUDELIAS
Name: George Goudelias
Title: Managing Director

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution:

Sumitomo Mitsui Banking Corporation

By:	/s/ William M. Ginn
Name: William M. Ginn
Title: Executive Officer

Signature page to LKQ Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, WAIVER AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

SUNTRUST BANK

By:	/s/ BRIAN C. WILLE
Name: Brian C. Wille
Title: Vice President

Signature page to LKQ Second Amendment

ACCU-PARTS LLC
AKRON AIRPORT PROPERTIES, INC.
A - RELIABLE AUTO PARTS & WRECKERS, INC.
BODYMASTER AUTO PARTS SUPPLY, INC.
BUDGET AUTO PARTS U-PULL-IT, INC.
CHAMBERS PARTS DISTRIBUTORS
CITY AUTO PARTS OF DURHAM, INC.
DAMRON HOLDING COMPANY, LLC
DAP TRUCKING, LLC
DOUBLE R AUTO SALES, INC.
FIT-RITE BODY PARTS, INC.
FM ACQUISITION CORP.
FENDERS AND MORE, INC.
GLOBAL TRADE ALLIANCE, INC.
INTEURO PARTS DISTRIBUTORS, INC.
KAI CHINA LLC, each as a Subsidiary Guarantor

By:	/s/ MARK T. SPEARS
Name: Mark T. Spears
Title: Vice President

Signature page to LKQ Second Amendment

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES FL, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES MN, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES NEVADA, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES RESOURCES, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES TN, INC., each as a Subsidiary Guarantor

By:	/s/ MARK T. SPEARS
Name: Mark T. Spears
Title: Vice President

Signature page to LKQ Second Amendment

LKQ 1ST CHOICE AUTO PARTS, LLC
LKQ 250 AUTO, INC.
LKQ A & R AUTO PARTS, INC.
LKQ ALL MODELS CORP.
LKQ APEX AUTO PARTS, INC.
LKQ ATLANTA, L.P.
LKQ AUTO PARTS OF CENTRAL CALIFORNIA, INC.
LKQ AUTO PARTS OF MEMPHIS, INC.
LKQ AUTO PARTS OF NORTH TEXAS, INC.
LKQ AUTO PARTS OF NORTH TEXAS, L.P.
LKQ AUTO PARTS OF ORLANDO, LLC
LKQ AUTO PARTS OF UTAH LLC
LKQ BEST AUTOMOTIVE CORP.
LKQ BIRMINGHAM, INC.
LKQ BRAD’S AUTO & TRUCK PARTS, INC.
LKQ BROADWAY AUTO PARTS, INC.
LKQ COPHER SELF SERVICE AUTO PARTS-BRADENTON, INC.
LKQ COPHER SELF SERVICE AUTO PARTS-CLEARWATER INC.
LKQ COPHER SELF SERVICE AUTO PARTS-ST. PETERSBURG INC.
LKQ COPHER SELF SERVICE AUTO PARTS-TAMPA INC.
LKQ CRYSTAL RIVER, INC.
LKQ FOSTER AUTO PARTS SALEM, INC.
LKQ FOSTER AUTO PARTS WESTSIDE LLC
LKQ FOSTER AUTO PARTS, INC.
LKQ GORHAM AUTO PARTS CORP.
LKQ GREAT LAKES CORP.,
LKQ HEAVY TRUCK-TEXAS BEST DIESEL LP each as a Subsidiary Guarantor

By:	/s/ MARK T. SPEARS
Name: Mark T. Spears
Title: Vice President

LKQ HOLDING CO.
LKQ HUNTS POINT AUTO PARTS CORP.
LKQ LAKENOR AUTO & TRUCK SALVAGE, INC.
LKQ MANAGEMENT COMPANY
LKQ METRO, INC.
LKQ MID-AMERICA AUTO PARTS, INC.
LKQ MIDWEST AUTO PARTS CORP.
LKQ MINNESOTA, INC.
LKQ OF INDIANA, INC.
LKQ OF MICHIGAN, INC.
LKQ OF NEVADA, INC.
LKQ OF TENNESSEE, INC.
LKQ ONLINE CORP.
LKQ PENN-MAR, INC.
LKQ POWERTRAIN, INC.
LKQ RALEIGH AUTO PARTS CORP.
LKQ ROUTE 16 USED AUTO PARTS, INC.
LKQ SALISBURY, INC.
LKQ SAVANNAH, INC.
LKQ SELF SERVICE AUTO PARTS-HOLLAND, INC.
LKQ SELF SERVICE AUTO PARTS-KALAMAZOO, INC.
LKQ SELF SERVICE AUTO PARTS-MEMPHIS, LLC
LKQ SELF SERVICE AUTO PARTS TULSA, INC.
LKQ SMART PARTS, INC.
LKQ TRIPLETTASAP, INC.
LKQ U-PULL-IT AUTO DAMASCUS, INC.
LKQ U-PULL-IT TIGARD, INC.
LKQ WEST MICHIGAN AUTO PARTS, INC., each as a Subsidiary Guarantor

By:	/s/ MARK T. SPEARS
Name: Mark T. Spears
Title: Vice President

Signature page to LKQ Second Amendment

MICHAEL AUTO PARTS, INCORPORATED
PICK-YOUR-PART AUTO WRECKING
POTOMAC GERMAN AUTO SOUTH, INC.
POTOMAC GERMAN AUTO, INC.
PULL-N-SAVE AUTO PARTS, LLC
QUALITY BODY PARTS, INC.
REDDING AUTO CENTER, INC.
SCRAP PROCESSORS, LLC
SPEEDWAY PULL-N-SAVE AUTO PARTS, LLC
SUPREME AUTO PARTS, INC.
TRANSMETCO CORPORATION
TRANSWHEEL CORPORATION
U-PULL-IT, INC.
U-PULL-IT, NORTH, LLC, each as a Subsidiary Guarantor

By:	/s/ MARK T. SPEARS
Name: Mark T. Spears
Title: Vice President

Signature page to LKQ Second Amendment

EXHIBIT A

RESIGNATION AND ASSIGNMENT AGREEMENT

This Resignation and Assignment Agreement (this “Agreement”) is entered into as of October 21, 2009, by and among Lehman Commercial Paper Inc. (“LCPI”), in its capacity as resigning Administrative Agent (in such capacity, the “Existing Administrative Agent”) for the Lenders and Issuing Lenders party to the Credit Agreement referred to below and for the Secured Parties under the Collateral Documents (as each such term is defined in the Credit Agreement) and as Swing Line Lender (in such capacity, the “Existing Swing Line Lender”) under the Credit Agreement, Deutsche Bank AG New York Branch (“DBNY”), in its capacity as Successor Administrative Agent (as defined below) under the Credit Agreement, LKQ Corporation, a Delaware corporation (the “US Borrower”), LKQ Delaware LLP, a Delaware limited liability partnership having two Alberta unlimited liability companies as its partners (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), and each Subsidiary of the US Borrower that is a Subsidiary Guarantor (as defined in the Credit Agreement). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Borrowers, various lenders from time to time party thereto (the “Lenders”), Lehman Brothers Inc. and Deutsche Bank Securities Inc. (“DBSI”), as Arrangers, DBSI, as Syndication Agent, DBNY, as US Dual Currency RCF Agent, Deutsche Bank AG Canada Branch, as Canadian Agent, and the Existing Administrative Agent are party to a Credit Agreement, dated as of October 12, 2007 (as amended, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Existing Administrative Agent desires to resign as the Administrative Agent under the Credit Agreement and the other Loan Documents, the Existing Swing Line Lender desires to resign as the Swing Line Lender under the Credit Agreement, and DBNY desires to be appointed as the successor Administrative Agent (in such capacity, the “Successor Administrative Agent”) under the Credit Agreement and the other Loan Documents; and

WHEREAS, pursuant to the Second Amendment, Waiver and Consent to Credit Agreement; and Second Amendment to Guarantee and Collateral Agreement, dated as of the date hereof (the “Second Amendment”), the Required Lenders consented to the appointment of DBNY as the Successor Administrative Agent under the Credit Agreement and the other Loan Documents and waived the provisions of Section 9.9 of the Credit Agreement requiring 10 days’ notice of the Existing Administrative Agent’s resignation;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Resignation and Appointment, etc.

(a) As of the Effective Date (as defined below), (i) the Existing Administrative Agent hereby resigns as the Administrative Agent as provided under Section 9.9 of the Credit Agreement, (ii) the Existing Swing Line Lender hereby resigns as the Swing Line Lender as provided under Section 9.9 of the Credit Agreement, and (iii) DBNY hereby accepts such appointment as Successor Administrative Agent. From and after the Effective Date, (1) DBNY succeeds to all the rights, powers and duties of the Existing Administrative Agent, (2) all references in the Credit Agreement and the other Loan Documents to the term “Administrative Agent” shall mean DBNY as Successor Administrative Agent and (3) LCPI is discharged from all of its duties and obligations as the Existing Administrative Agent and the Existing Swing Line Lender under the Credit Agreement and the other Loan Documents. Each of the parties hereto agrees to execute all documents necessary or appropriate to evidence the appointment of DBNY as the Successor Administrative Agent.

(b) The parties hereto hereby confirm that, from and after the Effective Date, (i) Sections 9.3, 9.4, 9.5, 9.6, 9.7, 9.12 and 10.5, to the extent they pertain to the Existing Administrative Agent and/or the Existing Swing Line Lender, shall survive the Existing Administrative Agent’s and the Existing Swing Line Lender’s resignation hereunder, and inure to the benefit of LCPI, its subagents and its affiliates as to any actions taken or omitted to be taken while LCPI acted as Administrative Agent or Swing Line Lender under the Loan Documents, and (ii) the Successor Administrative Agent shall be entitled to all of the protections of the “Administrative Agent” set forth in the Credit Agreement and the other Loan Documents. In addition, and notwithstanding anything to the contrary contained in the Credit Agreement and the other Loan Documents, the parties hereto (and the Lenders by their acceptance and authorization of this Agreement pursuant to the Second Amendment) acknowledge and agree that the Successor Administrative Agent shall not be liable for (A) any actions taken or omitted to be taken by LCPI (1) while it was the Administrative Agent or the Swing Line Lender, or (2) pursuant to this Agreement or (B) any actions taken or omitted to be taken, or any determinations made, by the Successor Administrative Agent based upon the information provided by the Existing Administrative Agent with respect to any period ending prior to the Effective Date, including information in the US Dollar-Denominated Facilities Register maintained by the Existing Administrative Agent (unless, in the case of this sub-clause (B), such action is taken or omitted to be taken with gross negligence or willful misconduct on the part of the Successor Administrative Agent (as determined by a court of competent jurisdiction in a final and non-appealable decision)).

(c) As of the Effective Date, the Existing Administrative Agent hereby assigns all Liens and security interests under the Credit Agreement, the Security Documents and the other Loan Documents (collectively, the “Assigned Loan Documents”) to DBNY, as Successor Administrative Agent, including, without limitation, all Liens with respect to Intellectual Property filed with the United States Patent and Trademark Office and the United States Copyright Office, and DBNY, as Successor Administrative Agent, hereby assumes all such Liens and security interests, for its benefit and for the benefit of the other Secured Parties. All of such Liens and security interests shall in all respects be continuing and in effect following execution and delivery of this Agreement and are hereby ratified and reaffirmed by the Loan Parties. Without limiting the generality of the foregoing and subject to paragraph (d) of this Section 1, any and all references to LCPI on any publicly filed document, to the extent such filing relates to Liens and security interests assigned to the Successor Administrative Agent hereby and until such filing is modified to reflect the interest of DBNY, as Successor Administrative Agent, shall, with respect to such Liens and security interests, constitute a reference to “LCPI” as the administrative agent and collateral representative of DBNY, as Successor Administrative Agent. On and after the Effective Date, all possessory Collateral held by the Existing Administrative Agent for the benefit of the Secured Parties shall be deemed to be held by the Existing Administrative Agent as agent and bailee for the Successor Administrative Agent for the benefit of the Secured Parties until such time as such possessory collateral has been delivered to the Successor Administrative Agent. The Borrowers, the other Loan Parties and LCPI agree that the Successor Administrative Agent is authorized as it may deem necessary or appropriate to file in the United States (including in any state thereof) initial financing statements, “in lieu of” financing statements, assignments of financing statements, financing change statements, amended financing statements, debentures, charges or other filings, to make any and all filings with the United States Patent and Trademark Office or the United States Copyright Office, and to make any amendment, assignment or other filing with respect to any real property covered by any mortgages or other real property Lien filings in any United States jurisdiction (including in any state thereof), in each instance covering any of the collateral described in any Assigned Loan Document or any other agreement, instrument or document delivered or entered into under or in connection therewith or furnished pursuant thereto.

(d) With respect to any Deposit Account (as defined in the Guarantee and Collateral Agreement) of any Loan Party over which LCPI (in its capacity as Existing Administrative Agent) has “control” (within the meaning of the Uniform Commercial Code as in effect in the relevant jurisdiction) pursuant to a deposit account control agreement immediately prior to the occurrence of the Effective Date (a “Specified Deposit Account”), (i) the Successor Administrative Agent hereby authorizes LCPI (and LCPI hereby accepts such authorization) to act as its agent and bailee for purposes of maintaining “control” of such Specified Deposit Account and taking any action with respect thereto, (ii) LCPI agrees to continue to maintain “control” of such Specified Deposit Account on behalf (and for the benefit) of the Successor Administrative Agent, and (iii) LCPI agrees that it shall act under any control agreement governing such Specified Deposit Account only pursuant to a written instruction of the Successor Administrative Agent, in each of clauses (i), (ii) and (iii), until the applicable control agreement has been amended, modified and/or restated to the satisfaction of the Successor Administrative Agent to reflect DBNY as the controlling secured party thereunder. LCPI shall be entitled to the protections accorded to the Administrative Agent under the Loan Documents for all actions taken or not taken pursuant to this clause (d) on the same basis as if LCPI had continued (and not resigned) as Administrative Agent after the Effective Date.

2. Further Assurances.

(a) Without limiting its obligations in any way under any of the Loan Documents, each Loan Party reaffirms and acknowledges its obligations to DBNY as Successor Administrative Agent with respect to the Credit Agreement and the other Loan Documents and that the delivery of any agreements, instruments or any other document after the date hereof and any other actions taken after the date hereof or to be taken after the date hereof shall be to the reasonable satisfaction of the Successor Administrative Agent.

(b) Each Loan Party agrees that, on or following the Effective Date, it shall, at its own expense, promptly (or on such later date as may be determined by the Successor Administrative Agent in its sole discretion) upon request of the Successor Administrative Agent (i) execute and deliver to the Successor Administrative Agent (x) any assignments of all Intellectual Property (in form and substance reasonably satisfactory to the Successor Administrative Agent) duly executed by the applicable Loan Party, and (y) such other documents and certificates as the Successor Administrative Agent may reasonably request and (ii) take any and all actions as the Successor Administrative Agent may reasonably request, in each case of the actions referred to in preceding clauses (i) and (ii), to evidence the assignment of the Liens on the Collateral or to otherwise effectuate the intent and purposes of this Agreement and Section 6.13 of the Credit Agreement.

(c) The Existing Administrative Agent agrees that, on or following the Effective Date, it shall promptly (i) furnish, at the Borrowers’ expense, additional releases, termination statements and such other documents, instruments and agreements as are customary and may be reasonably requested by the Successor Administrative Agent in order to effect and evidence more fully the matters covered hereby and (ii) deliver to the Successor Administrative Agent all original stock certificates, instruments, promissory notes and other property of the US Borrower or any of its Subsidiaries held by the Existing Administrative Agent to the extent such relate to any of the Loan Documents, but if and only to the extent that the Existing Administrative Agent locates any such property. The Existing Administrative Agent authorizes the Loan Parties and the Successor Administrative Agent (and their respective counsel) to prepare and file such UCC financing statements and amendments under the Uniform Commercial Code in the offices and jurisdictions that the Successor Administrative Agent deems necessary or appropriate to effectuate the intent and purposes of this Agreement.

(d) Without limiting the generality of preceding paragraphs (a), (b) and (c) of this Section 2, the applicable Loan Parties agree to enter into and to cause each depositary bank with which any Specified Deposit Account is maintained to enter into, within 15 Business Days after Effective Date (or such longer period as may be agreed by the Successor Administrative Agent in its sole discretion), amendments, restatements or other modifications satisfactory to the Successor Administrative Agent to each deposit account control agreement in respect of a Specified Deposit Account in order to reflect DBNY as the controlling secured party thereunder.

(e) The Borrowers shall reimburse the Existing Administrative Agent for all reasonable out-of-pocket costs and expenses incurred by the Existing Administrative Agent after the Effective Date in connection with any actions taken pursuant to this Agreement.

3. Representations and Warranties of LCPI and DBNY.

(a) LCPI hereby represents and warrants that (i) it has the power and has been duly authorized by all requisite action to enter into and has duly executed and delivered this Agreement, the Second Amendment and the other documents and agreements entered into in connection with the transactions contemplated hereby and thereby, (ii) all approvals of Governmental Authorities required in connection with (x) the execution, delivery and performance of this Agreement, the Second Amendment and the other documents and agreements entered into in connection with the transactions contemplated hereby and thereby and

(y) the legality, validity and enforceability of this Agreement, the Second Amendment and the other documents and agreements entered into in connection with the transactions contemplated hereby and thereby, have been obtained and remain in full force and effect and (iii) the execution, delivery and performance of this Agreement, the Second Amendment and the other documents and agreements executed and delivered in connection therewith do not and will not (A) violate any law, rule, regulation or court order to which LCPI is subject or (B) conflict with or result in a breach of the certificate or articles of incorporation or by-laws (or equivalent organizational documents) of LCPI or any other agreement or instrument to which it is party or by which the properties of LCPI is bound.

(b) DBNY hereby represents and warrants that it has the power and has been duly authorized by all requisite action to enter into and has duly executed and delivered this Agreement.

4. Representations and Warranties of each Loan Party. Each Loan Party hereby represents and warrants that:

(a) both before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;

(b) such Loan Party has the power, and has been duly authorized by all requisite action, to execute and deliver this Agreement and the other documents and agreements executed and delivered in connection herewith to which it is a party;

(c) this Agreement has been duly executed by such Loan Party and the other documents and agreements executed and delivered in connection herewith to which any Loan Party is a party have been duly executed and delivered by such Loan Party, as applicable;

(d) this Agreement is the legal, valid and binding obligation of such Loan Party and the other documents and agreements executed or delivered in connection herewith to which such Loan Party is a party are the legal, valid and binding obligations of such Loan Party, in each case enforceable against such Loan Party in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and subject to general equitable principles which may limit the right to obtain equitable remedies;

(e) the execution, delivery and performance of this Agreement and the other documents and agreements executed and delivered in connection therewith do not and will not (i) violate any law, rule, regulation or court order to which such Loan Party is subject or (ii) conflict with or result in a breach of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents) of such Loan Party or any other agreement or instrument to which it is party or by which the properties of such Loan Party is bound;

(f) to the Borrower’s knowledge, after conducting a commercially reasonable inquiry regarding the accuracy of Schedule 2, Schedule 2 contains a complete list of all possessory Collateral delivered to the Existing Administrative Agent; and

(g) all security interests created in favor of the Existing Administrative Agent for the benefit of the secured parties under the Loan Documents are valid security interests in the Collateral, as security for the Obligations.

5. Conditions Precedent to Effectiveness. The obligations of the parties hereto set forth in Sections 1 and 2 hereof shall become effective immediately upon the date (the “Effective Date”) when each of the following conditions shall first have been satisfied (which may be satisfied concurrently with the Effective Date):

(a) each of the parties hereto shall have executed and delivered this Agreement;

(b) on the Effective Date (both before and after giving effect thereto), no US Dollar RCF Loans, Swingline Loans or US Dollar RCF Payment Amounts shall be outstanding;

(c) LCPI shall have received from the Borrowers payment in immediately available funds of all reasonable costs and expenses and all other amounts due and payable to it as the Existing Administrative Agent through the Effective Date in accordance with the terms of the Loan Documents and this Agreement (including reasonable fees and expenses of counsel);

(d) DBNY shall have confirmed in writing that it has received from LCPI all documentation described on Schedule 1 hereto;

(e) DBNY shall have confirmed in writing that it has received the items set forth on Schedule 2 hereto, to the extent constituting possessory Collateral; and

(f) the Borrowers shall have reimbursed the Successor Administrative Agent for all reasonable fees, costs and out-of-pocket expenses incurred by it in connection with the preparation, execution and delivery of the Second Amendment and this Agreement (including reasonable attorneys’ fees); and

(g) (x) DBNY shall have received a copy of the Second Amendment, duly executed by the Loan Parties, the Existing Administrative Agent, the Existing Swing Line Lender, the Required Lenders and each US Dollar RCF Lender, and (y) the Second Amendment Effective Date (as defined in the Second Amendment) shall have occurred.

6. Release.

(a) Each of the Borrower and the Loan Parties hereby unconditionally and irrevocably waive all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Lehman (whether in its capacity as an agent, lender, hedging counterparty or otherwise) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “Released Parties”) to the extent arising out of or in connection with the Loan Documents or any prior or future Borrower request to fund or make an extension of credit under the Credit Agreement including, without limitation, any past or future failure by Lehman to fund any Loan required to be funded by it under the Credit

Agreement (collectively, the “Claims”). Each of the Borrower and the Loan Parties further agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Claims and from exercising any right of recoupment or setoff that it may have under a master netting agreement or otherwise against any Released Party with respect to Obligations under the Loan Documents. Each of the Released Parties shall be a third party beneficiary of this Agreement.

(b) LCPI hereby waives any right to receive any administrative fee on and after October 12, 2009 otherwise due to it under the Fee Letter, dated July 16, 2007, by and among Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Lehman Commercial Paper Inc., Lehman Brothers Inc., and Lehman Brothers Commercial Bank, and each Loan Party shall no longer be obligated to pay such administrative fee to LCPI on and after October 12, 2009.

7. Effect of Agreement. The parties hereto acknowledge that, on and after the Effective Date, LCPI shall have no obligation to provide any further financial accommodations to or for the benefit of the US Borrower or its Affiliates pursuant to the Loan Documents.

8. Limitation. Each party hereto hereby agrees that this Agreement (i) does not impose on the Existing Administrative Agent affirmative obligations or indemnities not already existing as of the date of its petition commencing its proceeding under chapter 11 of the Bankruptcy Code, and that could give rise to administrative expense claims, and (ii) is not inconsistent with the terms of the Credit Agreement.

9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Existing Administrative Agent, the Existing Swing Line Lender and the Successor Administrative Agent and shall be binding upon the successors and assigns of the Borrowers and the other Loan Parties.

10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

11. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

12. Interpretation. This Agreement is a “Loan Document” for the purposes of the Credit Agreement.

13. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE CREDIT AGREEMENT.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

LEHMAN COMMERCIAL PAPER INC.,
As Existing Administrative Agent, Existing Swing Line Lender and Lender

By:
Name:
Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH,
as Successor Administrative Agent, US Dual Currency RCF Agent and Lender

By:
Name:
Title:

By:
Name:
Title:

Signature page to LKQ Resignation & Assignment Agreement

DEUTSCHE BANK AG CANADA BRANCH, as Canadian Agent and as Lender

By:
Name:
Title:

By:
Name:
Title:

Signature page to LKQ Resignation & Assignment Agreement

Acknowledged and accepted as of the date first written above: LKQ CORPORATION, as US Borrower

By:
Name: Mark T. Spears
Title: Executive Vice President

LKQ DELAWARE LLP, as Canadian Borrower

By:
Name: Mark T. Spears
Title: Vice President

Signature page to LKQ Resignation & Assignment Agreement

ACCU-PARTS LLC
AKRON AIRPORT PROPERTIES, INC.
A - RELIABLE AUTO PARTS & WRECKERS, INC.
BODYMASTER AUTO PARTS SUPPLY, INC.
BUDGET AUTO PARTS U-PULL-IT, INC.
CHAMBERS PARTS DISTRIBUTORS
CITY AUTO PARTS OF DURHAM, INC.
DAMRON HOLDING COMPANY, LLC
DAP TRUCKING, LLC
DOUBLE R AUTO SALES, INC.
FIT-RITE BODY PARTS, INC.
FENDERS AND MORE, INC.
KAI CHINA LLC, each as a Subsidiary Guarantor

By:
Name: Mark T. Spears
Title: Vice President

Signature page to LKQ Resignation & Assignment Agreement

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES FL, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES MN, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES NEVADA, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES RESOURCES, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES TN, INC., each as a Subsidiary Guarantor

By:
Name: Mark T. Spears
Title: Vice President

Signature page to LKQ Resignation & Assignment Agreement

LKQ 1ST CHOICE AUTO PARTS, LLC
LKQ 250 AUTO, INC.
LKQ A & R AUTO PARTS, INC.
LKQ ALL MODELS CORP.
LKQ APEX AUTO PARTS, INC.
LKQ ATLANTA, L.P.
LKQ AUTO PARTS OF CENTRAL CALIFORNIA, INC.
LKQ AUTO PARTS OF MEMPHIS, INC.
LKQ AUTO PARTS OF NORTH TEXAS, INC.
LKQ AUTO PARTS OF NORTH TEXAS, L.P.
LKQ AUTO PARTS OF ORLANDO, LLC
LKQ AUTO PARTS OF UTAH LLC
LKQ BEST AUTOMOTIVE CORP.
LKQ BIRMINGHAM, INC.
LKQ BRAD’S AUTO & TRUCK PARTS, INC.
LKQ BROADWAY AUTO PARTS, INC.
LKQ COPHER SELF SERVICE AUTO PARTS-BRADENTON, INC.
LKQ COPHER SELF SERVICE AUTO PARTS-CLEARWATER INC.
LKQ COPHER SELF SERVICE AUTO PARTS-ST. PETERSBURG INC.
LKQ COPHER SELF SERVICE AUTO PARTS-TAMPA INC.
LKQ CRYSTAL RIVER, INC.
LKQ FOSTER AUTO PARTS SALEM, INC.
LKQ FOSTER AUTO PARTS WESTSIDE LLC
LKQ FOSTER AUTO PARTS, INC.
LKQ GORHAM AUTO PARTS CORP.
LKQ GREAT LAKES CORP.,
LKQ HEAVY TRUCK-TEXAS BEST DIESEL LP each as a Subsidiary Guarantor

By:
Name: Mark T. Spears
Title: Vice President

Signature page to LKQ Resignation & Assignment Agreement

LKQ HOLDING CO.
LKQ HUNTS POINT AUTO PARTS CORP.
LKQ LAKENOR AUTO & TRUCK SALVAGE, INC.
LKQ MANAGEMENT COMPANY
LKQ METRO, INC.
LKQ MID-AMERICA AUTO PARTS, INC.
LKQ MIDWEST AUTO PARTS CORP.
LKQ MINNESOTA, INC.
LKQ OF INDIANA, INC.
LKQ OF MICHIGAN, INC.
LKQ OF NEVADA, INC.
LKQ OF TENNESSEE, INC.
LKQ ONLINE CORP.
LKQ PENN-MAR, INC.
LKQ POWERTRAIN, INC.
LKQ RALEIGH AUTO PARTS CORP.
LKQ ROUTE 16 USED AUTO PARTS, INC.
LKQ SALISBURY, INC.
LKQ SAVANNAH, INC.
LKQ SELF SERVICE AUTO PARTS-HOLLAND, INC.
LKQ SELF SERVICE AUTO PARTS-KALAMAZOO, INC.
LKQ SELF SERVICE AUTO PARTS-MEMPHIS, LLC
LKQ SELF SERVICE AUTO PARTS TULSA, INC.
LKQ SMART PARTS, INC.
LKQ TRIPLETTASAP, INC.
LKQ U-PULL-IT AUTO DAMASCUS, INC.
LKQ U-PULL-IT TIGARD, INC.
LKQ WEST MICHIGAN AUTO PARTS, INC., each as a Subsidiary Guarantor

By:
Name: Mark T. Spears
Title: Vice President

Signature page to LKQ Resignation & Assignment Agreement

MICHAEL AUTO PARTS, INCORPORATED
PICK-YOUR-PART AUTO WRECKING
POTOMAC GERMAN AUTO SOUTH, INC.
POTOMAC GERMAN AUTO, INC.
PULL-N-SAVE AUTO PARTS, LLC
QUALITY BODY PARTS, INC.
REDDING AUTO CENTER, INC.
SCRAP PROCESSORS, LLC
SPEEDWAY PULL-N-SAVE AUTO PARTS, LLC
SUPREME AUTO PARTS, INC.
TRANSMETCO CORPORATION
TRANSWHEEL CORPORATION
U-PULL-IT, INC.
U-PULL-IT, NORTH, LLC, each as a Subsidiary Guarantor

By:
Name: Mark T. Spears
Title: Vice President

Signature page to LKQ Resignation & Assignment Agreement

Schedule 1

Administrative Loan Documentation

(a) copies of the Loan Documents existing as of the Effective Date, together with all amendments and supplements thereto;

(b) a list of all of the Lenders and their respective Loans and Commitments as of the close of business on the Effective Date; and

(c) (i) copies of all of the Existing Administrative Agent’s books and records concerning the Commitments and Loans (including, without limitation, all of those books and records that evidence the amount of principal, interest and other sums due under the Loan Documents), (ii) such other information and data as shall be reasonably necessary for the Successor Administrative Agent to establish an Intralinks website (or substantially similar electronic transmission system) for purposes of general communications with the parties to the Loan Documents and (iii) copies of all administrative documentation with respect to the Credit Agreement and the Lenders as DBNY shall reasonably request (including, but not limited to, tax forms of the Lenders).

Signature page to LKQ Resignation & Assignment Amendment

Schedule 2

DESCRIPTION OF POSSESSORY COLLATERAL1

Pledged Stock/LLC and Partnership Interests:

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Class of Stock	Stock Certificate No.	Percentage of Shares	No. of Shares

Pledged Notes:

Grantor	Issuer	Payee	Principal Amount

Pledged Debt Securities:

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Payee	Principal Amount

[1]	BORROWER TO PROVIDE.

Pledged Trust Interests:

Grantor	Issuer	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Trust Interests of the Issuer

October 27, 2009

TO:	THE LENDERS AND THE BORROWERS

CC:	LEGAL COUNSEL

RE:	LKQ CORPORATION (AS US BORROWER) CREDIT AGREEMENT, DATED AS OF OCTOBER 12, 2007 (THE “CREDIT AGREEMENT”)

SECOND AMENDMENT EFFECTIVENESS NOTICE

Please be advised that the conditions to effectiveness pursuant to Section V of the Second Amendment, Waiver and Consent to Credit Agreement; and First Amendment to Guarantee and Collateral Agreement, dated as of October 21, 2009 (the “Second Amendment”), in respect of the above referenced Credit Agreement (and the related Guarantee and Collateral Agreement and exhibits thereto) have been met and the Second Amendment Effective Date is October 27, 2009. A fully executed version of the Second Amendment will be distributed shortly.

Signature page to LKQ Second Amendment